March 14, 2013

HATTERAS VARIABLE TRUST

Hatteras Alpha Hedged Strategies Variable Fund

A series of Hatteras Variable Trust

Supplement to the Prospectus
and Statement of Additional Information (“SAI”)
dated May 15, 2012, as supplemented

Hatteras Alternative Mutual Funds, LLC (the “Advisor”), the investment adviser to the Hatteras Alpha Hedged Strategies Variable Fund (the “Fund”), has determined to discontinue managing the Fund, and the Board of Trustees of Hatteras Variable Trust has adopted a plan of liquidation.   Please note that the Fund will be liquidating its assets on April 26, 2013.  You are welcome, however, to redeem your shares before that date.

Effective March 28, 2013, in anticipation of the liquidation, the Fund is no longer accepting purchases into the Fund.  In addition, effective March 29, 2013, the Advisor will begin an orderly transition of the portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by April 25, 2013, will automatically be redeemed and cash proceeds, less any required withholdings, will be sent to the address of record.

If the Fund has not received your redemption request or other instruction by April 25, 2013, your shares will be redeemed on April 26, 2013, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.  You should consult with your tax advisor on the consequences of this redemption to you.

Checks will be issued to all shareholders of record as of the close of business on April 26, 2013.  Please contact the Fund at 877.569.2382 if you have any questions.

Please retain this Supplement with your Prospectus and SAI for reference.